TEMPUR SEALY PROVIDES HISTORICAL ADJUSTED FINANCIAL INFORMATION
BASED ON NEW BUSIENSS SEGMENTS

In a Form 8-K filed with the Securities and Exchange Commission on February 13, 2015, Tempur Sealy International, Inc. (the "Company") provided updated historical financial information for 2014 and 2013 in line with its new business segments. As previously disclosed, the Company has updated its business segment reporting in light of the progress made in 2013 and 2014 integrating Sealy Corporation and its historical subsidiaries ("Sealy") into its business. Going forward, the Company will provide business segment net sales, gross profit and operating income data for its "North America" and "International" segments. "North America" includes results for the U.S. and Canada, and "International" includes everything outside the U.S. and Canada. Corporate operating expenses will not be included in either of the business segments and will be presented separately as a reconciling item to the Company’s consolidated results. Historically, the Company’s business segments were as follows: Tempur North America (Tempur U.S. and Tempur Canada); Tempur International (Tempur businesses outside of the U.S. and Canada, which also began selling certain Sealy branded products in 2014); and Sealy (legacy Sealy businesses on a global basis). As described in more detail in Note 18 of the Company's audited consolidated financial statements included in its Annual Report on Form 10-K filed on February 13, 2015, the majority of corporate operating expenses were historically included in the Tempur North America business segment, and a portion of corporate operating expenses were included in the Sealy business segment.

As a follow up to its Form 8-K filed on February 13, 2015, the Company is providing consolidated and business segment net sales, adjusted gross profit and adjusted operating income for 2014 and 2013, by quarter and full year below. The information presented for the Company is for all periods, but only includes results for Sealy since March 18, 2013, the date the Company completed the acquisition of Sealy ("Sealy Acquisition").

Adjusted gross profit and adjusted operating income are not recognized terms under U.S. generally accepted accounting principles ("GAAP") and do not purport to be alternatives to gross profit and operating income as a measure of operating performance. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the Sealy Acquisition and the amendment and refinancing of the Company's senior secured credit facility. A reconciliation of gross profit to adjusted gross profit and operating income to adjusted operating income by business segment is shown below. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

CONSOLIDATED
(unaudited)

The following table presents consolidated GAAP net sales, adjusted gross profit and adjusted operating income data for 2014 by quarter and full year, and a reconciliation of GAAP gross profit to adjusted gross profit and a reconciliation of GAAP operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2014	2014	2014	2014	2014
GAAP net sales	$701.9	$715.0	$827.4	$745.5	$2,989.8

GAAP gross profit	$269.5	$268.3	$318.5	$294.1	$1,150.4
Adjustments(1)	1.9	0.7	2.6	6.0	11.2
Adjusted gross profit	$271.4	$269.0	$321.1	$300.1	$1,161.6

GAAP operating income	$62.4	$50.3	$87.1	$76.5	$276.3
Adjustments(1)	7.4	5.6	10.9	19.9	43.8
Adjusted operating income	$69.8	$55.9	$98.0	$96.4	$320.1

(1)
Adjustments represent integration and transaction costs, which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition, and financing costs incurred in connection with the amendment of the Company's senior secured credit facility.

The following table presents consolidated GAAP net sales, adjusted gross profit and adjusted operating income data for 2013 by quarter and full year, and a reconciliation of GAAP gross profit to adjusted gross profit and a reconciliation of GAAP operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2013	2013	2013	2013	2013
GAAP net sales	$390.1	$660.6	$735.5	$678.1	$2,464.3

GAAP gross profit	$188.4	$254.9	$298.7	$272.9	$1,014.9
Adjustments(1)	—	0.6	0.4	2.7	3.7
Inventory step up(2)	3.1	4.6	—	—	7.7
Adjusted gross profit	$191.5	$260.1	$299.1	$275.6	$1,026.3

GAAP operating income	$44.5	$44.0	$81.2	$74.1	$243.8
Adjustments(1)	16.0	11.9	8.5	8.2	44.6
Inventory step up(2)	3.1	4.6	—	—	7.7
Adjusted operating income	$63.6	$60.5	$89.7	$82.3	$296.1

(1)
Adjustments represent integration and transaction costs, which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition, and financing costs incurred in connection with the refinancing of the Company's senior secured credit facility.

(2)	Inventory step up represents cost of sales associated with the revaluation of finished goods inventory related to the purchase price allocation for the Sealy Acquisition.

NORTH AMERICA
(unaudited)

The following table presents the North America business segment GAAP net sales, adjusted gross profit and adjusted operating income data for 2014 by quarter and full year, and a reconciliation of GAAP gross profit to adjusted gross profit and a reconciliation of GAAP operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2014	2014	2014	2014	2014
GAAP net sales	$552.6	$577.9	$685.3	$589.1	$2,404.9

GAAP gross profit	$186.2	$194.7	$243.9	$210.0	$834.8
Adjustments(1)	1.9	0.7	2.5	5.8	10.9
Adjusted gross profit	$188.1	$195.4	$246.4	$215.8	$845.7

GAAP operating income	$53.1	$48.8	$86.4	$66.7	$255.0
Adjustments(1)	5.2	2.8	8.3	13.7	30.0
Adjusted operating income	$58.3	$51.6	$94.7	$80.4	$285.0

(1)
Adjustments represent integration costs, which include professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business related to the Sealy Acquisition.

The following table presents the North America business segment GAAP net sales, adjusted gross profit and adjusted operating income data for 2013 by quarter and full year, and a reconciliation of GAAP gross profit to adjusted gross profit and a reconciliation of GAAP operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2013	2013	2013	2013	2013
GAAP net sales	$268.3	$530.2	$601.7	$526.8	$1,927.0

GAAP gross profit	$112.8	$181.8	$225.8	$189.8	$710.2
Adjustments(1)	—	0.6	0.4	2.7	3.7
Inventory step up(2)	3.1	4.6	—	—	7.7
Adjusted gross profit	$115.9	$187.0	$226.2	$192.5	$721.6

GAAP operating income	$42.0	$46.6	$77.1	$63.3	$229.0
Adjustments(1)	1.4	5.5	5.1	5.9	17.9
Inventory step up(2)	3.1	4.6	—	—	7.7
Adjusted operating income	$46.5	$56.7	$82.2	$69.2	$254.6

(1)
Adjustments represent integration and transaction costs, which include professional fees, compensation costs and other charges to support the alignment of the North America business related to the Sealy Acquisition.

(2)	Inventory step up represents cost of sales associated with the revaluation of finished goods inventory related to the purchase price allocation for the Sealy Acquisition.

INTERNATIONAL
(unaudited)

The following table presents the International business segment GAAP net sales, adjusted gross profit and adjusted operating income data for 2014 by quarter and full year, and a reconciliation of GAAP gross profit to adjusted gross profit and a reconciliation of GAAP operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2014	2014	2014	2014	2014
GAAP net sales	$149.3	$137.1	$142.1	$156.4	$584.9

GAAP gross profit	$83.3	$73.6	$74.6	$84.1	$315.6
Adjustments(1)	—	—	0.1	0.2	0.3
Adjusted gross profit	$83.3	$73.6	$74.7	$84.3	$315.9

GAAP operating income	$33.5	$24.3	$26.1	$34.9	$118.8
Adjustments(1)	—	1.7	0.8	2.7	5.2
Adjusted operating income	$33.5	$26.0	$26.9	$37.6	$124.0

(1)	Adjustments represent integration costs incurred in connection with the introduction of Sealy products in certain international markets.

The following table presents the International business segment GAAP net sales, adjusted gross profit and adjusted operating income data for 2013 by quarter and full year, and a reconciliation of GAAP gross profit to adjusted gross profit and a reconciliation of GAAP operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2013	2013	2013	2013	2013
GAAP net sales	$121.8	$130.4	$133.8	$151.3	$537.3

GAAP gross profit	$75.6	$73.1	$72.8	$83.2	$304.7
Adjustments	—	—	—	—	—
Adjusted gross profit	$75.6	$73.1	$72.8	$83.2	$304.7

GAAP operating income	$31.8	$28.6	$29.0	$35.3	$124.7
Adjustments	—	—	—	—	—
Adjusted operating income	$31.8	$28.6	$29.0	$35.3	$124.7

CORPORATE
(unaudited)

The following table presents the Corporate adjusted operating loss data for 2014 by quarter and full year, and a reconciliation of GAAP operating loss to adjusted operating loss.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2014	2014	2014	2014	2014
GAAP operating loss	$(24.2)	$(22.8)	$(25.4)	$(25.1)	$(97.5)
Adjustments(1)	2.2	1.1	1.8	3.5	8.6
Adjusted operating loss	$(22.0)	$(21.7)	$(23.6)	$(21.6)	$(88.9)

(1)
Adjustments represent integration and transaction costs, which include legal fees, professional fees, compensation costs and other charges to align the business related to the Sealy Acquisition, and financing costs incurred in connection with the amendment of the Company's senior secured credit facility.

The following table presents the Corporate adjusted operating loss data for 2013 by quarter and full year, and a reconciliation of GAAP operating loss to adjusted operating loss.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2013	2013	2013	2013	2013
GAAP operating loss	$(29.3)	$(31.2)	$(24.9)	$(24.5)	$(109.9)
Adjustments(1)	14.6	6.4	3.4	2.3	26.7
Adjusted operating loss	$(14.7)	$(24.8)	$(21.5)	$(22.2)	$(83.2)

(1)
Adjustments represent integration and transaction costs, which include legal fees, professional fees, compensation costs and other charges to align the business related to the Sealy Acquisition, and financing costs incurred in connection with the refinancing of the Company's senior secured credit facility.